UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________

FORM 8-K

____________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 28, 2023

____________________________

REV Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37999	26-3013415
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

245 South Executive Drive, Suite 100

Milwaukee, WI 53005

(Address of principal executive offices and zip code)

(414) 290-0190

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.001 Par Value)	REVG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) and (e). The employment of Stephen Boettinger, Senior Vice President, General Counsel and Secretary of REV Group, Inc. (the “Company”) terminated effective April 28, 2023 (the “Separation Date”).

In connection with Mr. Boettinger’s termination of employment, the Company entered into a separation agreement with Mr. Boettinger (the “Separation Agreement”). Under the Separation Agreement, Mr. Boettinger will receive separation benefits consisting of 12 months of salary continuation at his final base rate of pay and a monthly payment equal to the employer portion of monthly health premiums for up to 12 months, consistent with the Company’s severance policy, and 23,586 unvested shares of restricted stock previously granted to Mr. Boettinger that are scheduled to vest in December 2023 will remain outstanding and eligible to vest until December 31, 2023 as if Mr. Boettinger continued to provide services through such date. The Separation Agreement also includes confidentiality and mutual non-disparagement covenants, as well as a release of claims in favor of the Company and its affiliates. In addition, the Separation Agreement includes that following the Separation Date, Mr. Boettinger will serve as a consultant to the Company for up to three months, and for such services, the Company will pay Mr. Boettinger a consulting fee at an hourly rate of $500, and provided Mr. Boettinger makes himself reasonably available to perform requested consulting services, the aggregate amount of such consulting fees will be no less than $100,000. The foregoing is only a summary of the Separation Agreement and is qualified in its entirety by reference to the full and complete terms of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events

The Company has hired Paul Robinson as interim general counsel.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Separation Agreement and General Release, dated as of April 28, 2023, between REV Group, Inc. and Stephen Boettinger.
104	Cover Page Interactive Data File (formatted in iXBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REV Group, Inc.

Date: April 28, 2023	By:	/s/ Mark A. Skonieczny
Mark A. Skonieczny
Interim Chief Executive Officer Chief Financial Officer (Principal Executive and Financial Officer)